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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

DATE OF REPORT: April 5, 2000

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

Delaware	77-0398689
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices, with zip code)

(408) 731-3300
(Registrant's telephone number, including area code)

Item 5. Other Events

    On April 5, 2000, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced its financial results for the three month period ended March 31, 2000. A copy of Yahoo!'s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    On April 5, 2000, Yahoo! announced its appointment of Susan Decker as Yahoo's new chief financial officer and senior vice president of finance and administration beginning June 2000. A copy of Yahoo!'s press release announcing this appointment is attached as Exhibit 99.2 hereto and incorporated by reference herein.

    The press releases filed as exhibits to this report include "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press releases are "forward-looking" rather than "historic." The press releases also state that more thorough discussions of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release dated April 5, 2000.

  99.2
  Press Release dated April 5, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.
Date: April 6, 2000	By:	/s/ Gary Valenzuela Gary Valenzuela Senior Vice President, Finance and Administration, and Chief Financial Officer

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 5, 2000.
99.2	Press Release dated April 5, 2000.

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FORM 8-K
  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS